UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2008

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 13, 2008, ValueClick, Inc. ("ValueClick" or "the Company") announced its preliminary financial results for the three- and twelve-month periods ended December 31, 2007 and provided initial guidance for the first quarter of 2008 and for the year ending December 31, 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("the Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures:

Net income before interest, income taxes, depreciation, amortization, and stock-based compensation ("Adjusted-EBITDA"), a non-GAAP financial measure, is included in the attached press release at Exhibit 99.1. Adjusted-EBITDA, as defined above, may not be similar to Adjusted-EBITDA measures used by other companies and is not a measurement under generally accepted accounting principles ("GAAP").

Management believes that Adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation expense. Management uses Adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds Adjusted-EBITDA useful for evaluating aspects of the Company’s business, our reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management always uses Adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that Adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in our own evaluation of the Company's overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

The non-GAAP measures included in the press release attached as Exhibit 99.1 should be considered in addition to, not as a substitute for, or superior to, other measures of the Company’s results of operations or financial position prepared in accordance with GAAP.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As described in the press release attached as Exhibit 99.1, on February 13, 2008, the Company announced the resignation of Samuel J. Paisley, the Company's chief administrative officer, who will be leaving the Company effective March 2, 2008 to pursue other opportunities.

(e)

On February 7, 2008, the Compensation Committee of the Company’s Board of Directors ("the Compensation Committee") approved modifications to the Key Employee agreements with all of the Company’s executive officers to: a) modify the terms of the Key Employee agreements to comply with the deferred compensation rules pursuant to Internal Revenue Code Section 409A, and b) provide the executive officers with a tax gross-up feature in the event that the executive officers were to incur excise taxes under Internal Revenue Code Section 280G. Additionally, the Compensation Committee approved changes to provide for consistency in the double-trigger (as described in the Key Employee agreements) severance benefits provided to its executive officers. As a result, the severance arrangements with Scott Barlow – Vice President, General Counsel and Secretary, and Peter Wolfert – Chief Technology Officer were modified to increase the salary component of their double-trigger severance benefits to provide for one year of base salary, which is an increase compared to the previous benefit of six months of base salary. In addition, the severance arrangement with Carl White – Chief Executive Officer of Europe was modified to provide double-trigger severance benefits to a) provide for one year of base salary, and b) provide 100% vesting of all unvested stock options. Prior to this new agreement, Mr. White had no such double-trigger severance benefits. As a result of these modifications, all of the Company’s Key Employee agreements with its executive officers include double-trigger severance benefits equal to one year base salary and 100% vesting of all unvested stock options.

The descriptions contained in this Item 5.02 of the Key Employee agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Key Employee agreements, copies of which will be attached as exhibits to the Company's 2007 Annual Report on Form 10-K.

Further, on February 7, 2008, the Compensation Committee approved the 2008 Executive Incentive Compensation Plan for the executive officers listed below. If certain revenue and earnings targets are met for the first, second, third, and fourth quarters of 2008 and for the year ending December 31, 2008, the maximum cumulative payments to these executive officers under the 2008 Executive Incentive Compensation Plan will be as follows:

James R. Zarley
Executive Chairman of the Board of Directors $550,000

Tom A. Vadnais
Chief Executive Officer $550,000

Scott P. Barlow
Vice President, General Counsel and Secretary $250,000

John Pitstick
Chief Financial Officer $250,000

Carl White
Chief Executive Officer - Europe £140,000

Peter Wolfert
Chief Technology Officer $250,000

David Yovanno
Chief Operating Officer - U.S. Media $250,000

Exhibit 99.2 summarizes the 2008 Executive Incentive Compensation Plan.

Further, on February 7, 2008, the Compensation Committee approved a fourth quarter 2007 discretionary bonus to the following executive officers:

James R. Zarley
Executive Chairman of the Board of Directors $100,000

Scott P. Barlow
Vice President, General Counsel and Secretary $50,000

Peter Wolfert
Chief Technology Officer $50,000

Item 8.01 Other Events.

On February 13, 2008, ValueClick announced a settlement with the Federal Trade Commission ("FTC") regarding the Company’s lead generation practices.

The FTC alleged that the Company utilized deceptive marketing practices that violated the CAN-SPAM Act and FTC Act. In an effort to resolve this matter, ValueClick agreed to a settlement payment of $2.9 million without an admission of liability or conceding that the Company violated any laws. In addition, the Company and the FTC have agreed on the standards that will govern its lead generation business.

The settlement is based solely on the past practices of the Company’s Hi-Speed Media division and not WebClients or any other ValueClick subsidiary, and is subject to approval by the Department of Justice and the presiding court. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated February 13, 2008.
99.2 2008 Executive Incentive Compensation Plan.
99.3 Press Release announcing settlement with the U.S. Federal Trade Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

February 13, 2008	By:	/s/ John Pitstick

Name: John Pitstick
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 13, 2008.
99.2	2008 Executive Incentive Compensation Plan.
99.3	Press Release announcing settlement with the U.S. Federal Trade Commission.